43. REGULARIZATION REGIME (MORATORIUM)	12 Months Ended
Dec. 31, 2017
Regularization Regime Moratorium
REGULARIZATION REGIME (MORATORIUM)

Between the 29 and the 31 of March 2017, the Company adhered to the regularization regime (moratorium) provided for Law No. 27,260 in relation to certain tax claims and provisions. The Company related liabilities were mainly attributable to contingencies identified in Petrobras’s acquisition process including interpretation differences with the Argentine tax authority regarding i) the time of recording well abandonment expenses for income tax purposes, ii) the exemption from the Tax on Personal Assets as Substitute Taxpayer for the shareholder PPSL; iii) the Tariff heading used by the Company for certain exported products; and iv) inaccurate customs regarding the importation of a turbine supplied by Siemens Germany, including certain spare parts that had not been required nor declared by the Company. In relation to the last matter described before, the Company entered into an agreement with Siemens pursuant to which Pampa received the reimbursement of related incurred costs. As of December 31, 2016, the carrying amount of the matters that were included in the moratorium amounted to $ 1,332 million and $ 668 million disclosed as provisions and tax payables, respectively.

As the adhesion to the regularization regime established benefits of releasing tax fines and reducing compensatory interests, the Company has recorded on March 31, 2017 a net gain after income tax effects of $335 million.